SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               ________________

                                   FORM 8-K


                                Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 16, 2004

                                 ZANETT, INC.
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             (Exact Name of Registrant as Specified in its Charter)




           Delaware               0-27068               56-43895
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        (State or Other         (Commission            (IRS Employer
        Jurisdiction of         File Number)         Identification No.)
         Incorporation)


             135 East 57th Street, 15th Floor, New York, NY  10022
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            (Address of principal executive offices)      (Zip Code)


     Registrant's telephone number, including area code: (212) 980-4600

                                                       -------------------

                               Not Applicable
____________________________________________________________________________
        (Former Name or Former Address, if Changed Since Last Report)

Item 8.01.  Other Events

On September 16, 2004 Paragon Dynamics, Inc., ("PDI") a wholly-owned subsidiary of Zanett, Inc. (NASDAQ: ZANE - News) announced that the Maxim Systems, Inc (MAXIM) team, of which PDI is a member, was awarded a $320 million IDIQ (indefinite delivery/indefinite-quantity) multiple award contract for program management services at the Space and Naval Warfare Systems Command (SPAWAR). PDI is one of 24 members on the MAXIM team.

On September 16, 2004 the Company issued a press release concerning the IDIQ multiple award contract. It is attached as Exhibit 99.1.

                                 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ZANETT, INC.


                                      By:________________________________
                                         Name:  Jack M. Rapport
                                         Title: Chief Financial Officer


Date:  September 20, 2004